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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K
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     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 1, 1998

                        Commission file number 000-27548

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                          LIGHTPATH TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)



          DELAWARE                                               86-0708398
(State or  other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                               Identification No.)

6820 Academy Parkway East, NE                                      87109
Albuquerque, New Mexico                                          (ZIP Code)
(Address of principal executive offices)

               Registrant's telephone number, including area code:
                                  (505)342-1100
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                          LigthPath Technologies, Inc.
                                    Form 8-K

                                      Index

         Item                                                               Page
         ----                                                               ----

Item 5.  Other Events.
         a)  Press release regarding Shareholder Rights Plan                2
         b)  Stockholder letter                                             3
         c)  Summary of  Rights to Purchase Preferred Stock                 4



Exhibits                                                                    6
Signatures                                                                  6

                          LigthPath Technologies, Inc.
                                    Form 8-K




Item 5.  Other Events.

         On February 25, 1998, the Board of Directors of LightPath Technologies, Inc. (the "Company") declared a dividend distribution of a right to purchase (a "Right") one share of Series D Participating Preferred Stock for each outstanding share of Class A Common Stock, $0.01 par value (the "Common Shares"), of the Company. The dividend is payable on May 1, 1998 (the "Record Date") to stockholders of record as of the close of business on that date. Each Right entitles the registered holder to purchase from the Company one one-hundredth of a share of Series D Participating Preferred Stock, $.01 par value, of the Company (the "Preferred Shares"), subject to adjustment, at a price of $35.00 per share, subject to adjustment (the "Purchase Price"). The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement"), dated as of May 1, 1998 between the Company and Continental Stock Transfer & Trust Company, as Rights Agent (the "Rights Agent"). A copy of the Rights Agreement, including the Certificate of Designation, the form of Rights Certificate and the Summary of Rights to Purchase Preferred Stock to be provided to stockholders of the Company, is attached as Exhibit 1 to the Company's Registration Statement on Form 8-A, dated April 28, 1998 and is incorporated herein by reference.


         a)    Press Release
           LIGHTPATH TECHNOLOGIES, INC. ADOPTS STOCKHOLDER RIGHTS PLAN

Albuquerque, New Mexico (May 1, 1998) --The Board of Directors of LightPath Technologies, Inc. (Nasdaq-LPTHA/LPTHU) today adopted a Stockholder Rights Plan ("Plan")and declared a dividend distribution of one preferred share purchase right for each share of common stock held of record as of the close of business on May 1, 1998.

The adoption of the Plan is consistent with the routine activities of many other publicly traded companies. LightPath is taking this step as a matter-of-course action to deter any potential coercive takeover tactics and prevent an acquirer from gaining control of the Company without offering a fair price to all of the Company's stockholders. The Plan is not in response to any known effort to acquire control of the Company

The Rights become exercisable only if a person or group acquires beneficial ownership of 20% or more of LightPath common stock or commences a tender or exchange offer for 20% or more of LightPath's common stock, unless the tender or exchange offer is for all outstanding shares of the Company upon terms determined by LightPath's Continuing Directors (as defined in the Plan) to be in the best interests of the Company and its stockholders. When exercisable, the Rights would entitle the holders (other than the acquirer) to buy shares of LightPath common stock having a market value equal to two times the Right's exercise price, or, in certain circumstances, to buy shares of the acquiring company having a market value equal to two times the Right's exercise price.

The Plan provides that LightPath may redeem the Rights for $.01 per Right at any time before the 10th business day after a public announcement that a 20% position has been acquired. The Rights expire on February 25, 2008.

LightPath Technologies, Inc. is the developer, manufacturer and marketer of GRADIUM glass products for high-performance telecommunications, data communications, imaging and other photonic and industrial applications. GRADIUM glass is the only material that can precisely "steer" light internally, collect and concentrate energy, separate wavelengths of high-speed data and be manufactured cost-effectively in all sizes and volumes. LightPath manufactures GRADIUM products at its headquarters in Albuquerque. The Company has 14 patents associated with the process to manufacture GRADIUM glass and currently has 11 additional patents pending. LightPath common stock trades on the NASDAQ Small Cap Market under the stock symbol LPTHA. LightPath units, comprised of common stock and warrants, trade under the symbol LPTHU.

                                      # # #

This news release includes statements that may constitute forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, factors detailed by LightPath Technologies, Inc. in its public filings with the Securities and Exchange Commission.

For Media Inquiries:                         For Investor Inquiries:
Frank Sommerfield Communications, Inc.       RCG Capital Markets Group, Inc.
(212) 255-8386                               (602) 675-0400
mail@sommerfield.com                         rcg@rcgonline.com
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         b) Stockholder Letter

Dear Stockholder:

         To ensure our ability to protect the interests of our stockholders in the event of a hostile takeover attempt, your Board of Directors has adopted a Stockholder Rights Plan, which provides for the granting of Rights to holders of LightPath Technologies, Inc. common stock. The Board of Directors declared a dividend distribution of one preferred share purchase Right for each share of common stock held on May 1, 1998.

         Like hundreds of other companies, LightPath Technologies, Inc. has adopted a Stockholder Rights Plan to assure that any acquisition or change in control of the Company would take place under circumstances in which your Board of Directors can secure the best available transaction for all stockholders. The mere granting of the Rights should not deter any prospective buyer willing to negotiate with your Board of Directors or make an offer for all shares at a fair price.

         FOLLOWING IS A SUMMARY OF THE STOCKHOLDER RIGHTS PLAN. THE ADOPTION OF THE PLAN IS NOT IN RESPONSE TO ANY KNOWN EFFORT TO ACQUIRE CONTROL OF THE COMPANY. THIS PLAN IS NOT INTENDED TO PREVENT THE ACQUISITION OF THE COMPANY ON TERMS THAT ARE IN THE BEST INTERESTS OF ALL STOCKHOLDERS. NO RIGHTS CERTIFICATES WILL BE ISSUED UNTIL THEY ARE EXERCISABLE. YOU ARE NOT REQUIRED TO TAKE ANY ACTION AT THIS TIME WITH RESPECT TO THE RIGHTS AND YOU SHOULD NOT RETURN ANY SHARE CERTIFICATES WHICH YOU MAY HOLD.




          Leslie A. Danziger                 Donald Lawson
          Chairman of the Board              President

         c) Summary of Rights to Purchase Preferred Stock

         On February 25, 1998, the Board of Directors of LightPath Technologies, Inc. (the "Company") declared a dividend distribution of one Right for each share of Company Common Stock to stockholders of record at the close of business on May 1, 1998. Each Right entitles the registered holder to purchase from the Company one one-hundredth of a share of Series D Participating Preferred Stock, $.10 par value (the "Preferred Stock"), at a Purchase Price of $35 per one one-hundredth of a share, subject to adjustment. The description and terms of the Rights are set forth in the Rights Agreement (the "Rights Agreement") between the Company and Continental Stock Transfer & Trust Company, as Rights Agent.

         Initially, the Rights will be attached to all Common Stock certificates representing shares then outstanding, and no separate Rights Certificates will be distributed. The Rights will separate from the Common Stock and a "Distribution Date" will occur upon the earlier of (i) 10 business days following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired, or obtained the right to acquire, beneficial ownership of 20% or more of the outstanding shares of Common Stock (the "Stock Acquisition Date"), or (ii) 10 business days (or such later date as the Board of Directors shall determine) following the commencement of a tender offer or exchange offer that would result in a person or group beneficially owning 20% or more of such outstanding shares of Common Stock. Until the Distribution Date, (i) the Rights will be evidenced by the Common Stock certificates and will be transferred with and only with such Common Stock certificates, (ii) new Common Stock certificates issued after May 1, 1998 will contain a notation incorporating the Rights Agreement by reference, and (iii) the surrender for transfer of any certificates for Common Stock outstanding will also constitute the transfer of the Rights associated with the Common Stock represented by such certificates. Pursuant to the Rights Agreement, the Company reserves the right to require prior to the occurrence of a Triggering Event (as defined below) that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock will be issued.

         The Rights are not exercisable until the Distribution Date and will expire at the close of business on February 25, 2008 unless earlier redeemed by the Company as described below.

         As soon as practicable after the Distribution Date, Rights Certificates will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and, thereafter, the separate Rights Certificates alone will represent the Rights. Except as otherwise determined by the Board of Directors, only shares of Common Stock outstanding prior to the Distribution Date will be issued with Rights.

         In the event that an Acquiring Person becomes the beneficial owner of 20% or more of the then outstanding shares of Common Stock (unless such acquisition is made pursuant to a tender or exchange offer for all outstanding shares of the Company, upon terms and conditions determined by a majority of the Continuing Directors (as defined below) to be in the best interests of the Company and its stockholders (a "Qualifying Offer")), each holder of a Right will thereafter have the right to receive, upon exercise, Common Stock (or, in certain circumstances, cash, property or other securities of the Company), having a value equal to two times the Exercise Price of the Right. The Exercise Price is the Purchase Price times the number of shares of Common Stock associated with each Right (initially, one). Notwithstanding any of the foregoing, following the occurrence of the event set forth in this paragraph, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person will be null and void.

         For example, at an exercise price of $50 per Right, each Right not owned by an Acquiring Person (or by certain related parties or transferees) following the event set forth in the preceding paragraph would entitle its holder to purchase $100 worth of Common Stock (or other consideration, as noted above) for $50. Assuming that the Common Stock had a per share market price of $10 at such time, the holder of each valid Right would be entitled to purchase 10 shares of Common Stock for $50.

         In the event that at any time following the Stock Acquisition Date, (i) the Company is acquired in a merger or business combination transaction in which the Company is not the surviving corporation (other than a merger consummated pursuant to a Qualifying Offer); (ii) the Company is the surviving corporation in a consolidation or merger pursuant to which all or part of the outstanding shares of Common Stock are changed or exchanged for stock or other securities of any other person or cash or any other property; or (iii) more than 50% of the combined assets or earning power is sold or transferred (in each case other than certain consolidations with, mergers with and into, or sales of assets or earning power by or to subsidiaries of the Company as specified in the Rights Agreement), each holder of a Right (except Rights which have previously been voided as set forth above) shall thereafter have the right to receive, upon exercise thereof, Common Stock of the acquiring company having a value equal to two times the Exercise Price of the Right. The events described in this paragraph and in the second preceding paragraph are referred to as the "Triggering Events."

         The Purchase Price payable, the number and kind of shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) if holders of the Preferred Stock are granted certain rights or warrants to subscribe for Preferred Stock or securities convertible into Preferred Stock at less than the current market price of the Preferred Stock, or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness, cash (excluding regular quarterly cash dividends), assets (other than dividends payable in Preferred Stock) or of subscription rights or warrants (other than those referred to in (ii) immediately above).

         With certain exceptions, no adjustments in the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price. No fractional shares of Preferred Stock are required to be issued (other than fractions which are integral multiples of one one-hundredth of a share of Preferred Stock) and, in lieu thereof, the Company may make an adjustment in cash based on the market price of the Preferred Stock on the last trading date prior to the date of exercise.

         At any time until ten business days following the Stock Acquisition Date, the Company may redeem the Rights in whole, but not in part, at a price of $.01 per Right (payable in cash, shares of Common Stock or other consideration deemed appropriate by the Board of Directors). Immediately upon the action of the Board of Directors ordering redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the $.01 redemption price.

         The term "Continuing Director" means any member of the Board of Directors of the Company who was a member of the Board prior to the date of the Rights Agreement, and any person who is subsequently elected to the Board if such person is recommended or approved by a majority of the Continuing Directors, but shall not include an Acquiring Person, or an affiliate or associate of an Acquiring Person, or any representative of the foregoing entities.

         Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other consideration) of the Company as set forth above or in the event that the Rights are redeemed.

         Other than those provisions relating to the principal economic terms of the Rights, any of the provisions of the Rights Agreement may be amended by the Board of Directors of the Company prior to the Distribution Date. After the Distribution Date, the provisions of the Rights Agreement may be amended by the Board in order to cure any ambiguity, to make changes which do not adversely affect the interests of holders of Rights or to shorten or lengthen any time period under the Rights Agreement; provided, however, that no amendment to adjust the time period governing redemption shall be made at such time as the Rights are not redeemable. Under certain circumstances, the Board of Directors may amend the Rights Agreement to increase the Purchase Price or extend the Final Expiration Date.

         A copy of the Rights Agreement is being filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A. A copy of the Rights Agreement is available free of charge from the Company, contact investor relations. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is incorporated herein by reference.

EXHIBIT INDEX

                                                                                          Method of
Exhibit No.                         Exhibit                                                 Filing
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4                          Rights Agreement, dated as of May 1, 1998 between
                           LightPath Technologies, Inc. and Continental Stock Transfer           1
                           And Trust Company, including the Certificate of Designation, the form of Rights Certificate and the Summary of Rights
                           attached thereto as Exhibits A, B and C, respectively.

20.1                       Stockholder letter                                                    2
20.2                       Summary of Rights to Purchase Preferred Stock                         2

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     1. Incorporated by reference to the Company's Registration Statement on Form 8-A, dated April 28, 1998.
     2.   Filed herewith.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed in its behalf by the undersigned, thereunto duly authorized.


                                             LIGHTPATH TECHNOLOGIES, INC.



                                        By: /s/ Donald Lawson May 4,1998
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                                                  Donald Lawson
                                                       President and Treasurer
                                       6